UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2013

SELECT COMFORT CORPORATION
(Exact name of registrant as specified in its charter)
Minnesota
(State or other jurisdiction of incorporation or organization)

0-25121	41-1597886
(Commission File No.)	(IRS Employer Identification No.)

9800 59th Avenue North, Minneapolis, Minnesota 55442
(Address of principal executive offices)     (Zip Code)

(763) 551-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE
Select Comfort Corporation today reported that Ervin R. Shames, a member of the company's Board of Directors since 1996, plans to retire from the Board following the annual meeting of shareholders scheduled for May 14, 2013.  Mr. Shames' decision to retire at this time is consistent with the Board's succession planning process developed over the last several years.
The Board extends its gratitude to Mr. Shames for his 17 years of dedicated service on behalf of the company and its shareholders, employees and customers.  During his tenure on the Board, including more than six years as Chairman and four years as Lead Director, Mr. Shames made immeasurable contributions to the tremendous growth of the company.  The Board, on behalf of the company and all of its stakeholders, wishes Mr. Shames the very best in his retirement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT COMFORT CORPORATION
(Registrant)

Dated: April 4, 2013	By: /s/ Mark A. Kimball
Mark A. Kimball
Title: Senior Vice President

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